Exhibit 10.2

                            CORONADO INDUSTRIES, INC.

                         2001 EMPLOYEE STOCK OPTION PLAN

     I. PURPOSE

     This 2001 Employee Stock Option Plan is intended to aid in maintaining and developing strong management through encouraging the ownership of common stock of Coronado Industries, Inc. by employees of and consultants to the Corporation through stimulating their efforts by giving suitable recognition, in addition to salaries and bonuses, to their ability and industry which contribute materially to the success of the Corporation's business interests.

     II. DEFINITIONS

     In this Plan, except where the context otherwise clearly indicates, the following definitions apply:

          (1) "Board" means the Board of Directors of the Corporation.

          (2) "Corporation" means Coronado Industries, Inc., a Nevada corporation, or any entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with Coronado Industries, Inc.

          (3) "Date of Grant" means the date on which the Board approves the grant of the Option under this Plan to the Optionee.

          (4) "Incentive Stock Option" means any Option granted under this Plan which complies with the provisions of Section 422A of the Internal Revenue Code of 1986, as amended from time to time (herein called the "Code").

          (5) "Key Employee" means any employee who is an officer or is employed in a managerial, professional or other key position (including directors who provide services beyond the normal activities of a director); provided, however, the term "Key Employee" shall not include any employee (hereinafter called "Shareholder Employee") of the Corporation who, at the date of grant, owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or its parent or subsidiary, if applicable). For the purposes of this limitation, an employee shall be considered as owning Shares owned directly or indirectly by or for his brothers and sisters, spouse, ancestors and lineal descendants; and stock owned directly or indirectly by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries.

          (6) "Non-Qualified Stock Option" means any Option granted under this Plan which does not qualify in whole or in part as an "incentive stock option" under the provisions of Section 422A of the Code.

          (7) "Option" means a common stock option granted pursuant to the Plan.

          (8) "Optionee" means a person or entity to whom a common stock option is granted under this Plan, including, but not limited to, a Key Employee.

          (9) "Plan" means this 2001 Employee Stock Option Plan.

          (10) "Share" means a share of the $.001 par value common stock of the Corporation that has been previously authorized but unissued, or issued and reacquired by the Corporation.

          (11) "Value" means the arithmetic mean between the bid and asked price published by the National Association of Securities Dealers,Inc. (or registered securities exchange or NASDAQ, if appropriate) of the Shares on the date of grant, or if not available for that day, then the next earliest preceding day in which the price is available. If the Shares should become listed on a national registered securities exchange, then the Value shall be the reported closing price for the day in question. In all other cases, the Value shall be the fair market value determined by the method the Board deems reasonable. Value shall be determined without regard to securities law restrictions, or any other restriction which by its terms will lapse.

     III. TERM OF PLAN

     This Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten years unless sooner terminated under
Article XI. This Plan shall remain in effect after its term for the purpose of administration of any Option granted pursuant to its provisions. No Option granted during the term of the Plan shall be adversely affected by the end of the term of this Plan. Options must be granted within ten years of the date on which the Plan is adopted or the date the Plan is approved by the stockholders, whichever is earlier.

     IV. SHARES TO BE OPTIONED

     The maximum number of Shares which may be optioned and sold under this Plan is 750,000 Shares. If Options granted under this Plan shall terminate or expire without being wholly exercised, new Options may be granted under this Plan covering the number of Shares to which such termination or expiration relates.

     V. ADMINISTRATION OF THE PLAN

     The  Plan  shall  be   administered  by  the  Board  of  Directors  of  the
Corporation, or a committee of Board members, if such is appointed.

     VI. INCENTIVE STOCK OPTIONS

     One or more Incentive Stock Options may be granted to any Optionee under this Plan. Each Incentive Stock Option granted under this Article VI shall be subject to the following conditions except as provided in Article VI(7) below:

          (1) The aggregate Value (determined at the time the Incentive Stock Option is granted) of the Shares for which any Key Employee may be granted Incentive Stock Options in any calendar year under all Incentive Stock Option plans of the Corporation shall not exceed $100,000.

          (2) The Option price shall be at least one hundred percent (100%) of the Value of the Share at the date of grant; or, in the case of a Shareholder Employee as defined in Article II(5), the Option price shall be at least one hundred ten percent (110%) of the Value of the Share at the Date of Grant.

          (3) During the Optionee's lifetime, Incentive Stock Options granted under this Article VI may not be sold, pledged, assigned or transferred in any manner, and may be exercised during lifetime only by the Optionee. Any Incentive Stock Option that is exercisable after the Optionee's death is exercisable by the person or persons to whom his rights under the Option shall have passed by will or the laws of descent and distribution.

          (4) Each Incentive Stock Option granted under this Article VI shall be exercised during the period beginning one year from the Date of Grant and ending on the ten (10) year anniversary of the Date of Grant; provided, however, that a Shareholder Employee as defined in Article II(5) must exercise each Incentive Stock Option during the period beginning one year from Date of Grant and ending on the five (5) year anniversary of the Date of Grant.

          (5) An Incentive Stock Option shall be exercised when written notice of such exercise is given to the Corporation at its principal business office by the Optionee and full payment for the Shares with respect to which the Option is exercised has been received by the Corporation. Until the Incentive Stock Option is properly exercised and the exercise price paid to the Corporation, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date that the stock certificate is issued. Payment for the Shares shall be made with cash, previously acquired Shares having a Value equal to the Option price, or previously acquired Shares having a Value less than the Option price, plus cash. Upon exercise of an Incentive Stock Option and payment of the purchase price, the Corporation shall promptly issue the Shares to the Optionee.

          (6) In the event an Optionee who is an Employee of the Corporation who during his lifetime ceases to be employed by the Corporation for any reason, any Incentive Stock Option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall expire unless exercised within a period of three (3) months from the date his employment terminates, but in no event later than ten (10) years from the Date of Grant. In the event of the death of an Optionee (who is an employee of the Corporation) during the three (3) month period, the Incentive Stock Option may be exercised by the person or persons to whom his rights under the Option passed by will or laws of descent and distribution to the same extent and during the same period that the Optionee could have exercised the Incentive Stock Option had the Optionee not died. If an Optionee dies while employed by the Corporation, any Option or unexercised portion thereof which was otherwise exercisable at the time of the Optionee's death may be exercised within twelve (12) months of the Optionee's death, but in no event later than ten (10) years from the Date of Grant, by the person or persons to whom his rights under the Option passed by will or laws of descent of distribution. In the event an Optionee who is an Employee of the Corporation ceases to be employed by the Corporation because he has become "disabled" as defined by Section 22(e)3 of the Internal Revenue Code, as amended, such Optionee may exercise any Option or unexercised portion thereof within 12 months from the date his employment terminates, but in no event later than ten (10) years from the Date of Grant. An Optionee's continuous employment shall not be deemed interrupted by a leave of absence approved by the Corporation.

          (7) All of the above notwithstanding, in the event that any Incentive Stock Option granted under this Article VI fails to qualify as an incentive stock option as defined in Section 422A of the Internal Revenue Code of 1954, as amended, for any reason whatsoever, such option shall automatically, effective as of the date of grant, be a Non-qualified Stock Option, with the same exercise terms as originally granted except that all limitations herein which apply to qualification as an Incentive Stock Option, including but not limited to, terms concerning employment and valuation, shall be inapplicable.

     VII. NON-QUALIFIED STOCK OPTIONS

     One or more Non-qualified Stock Options may be granted to any Optionee under this Plan. Each Non-qualified Stock Option granted under this Article VII shall be subject to the following conditions:

          (1) The number of Shares which may be acquired pursuant to any Non-qualified Stock Option or Options granted to an Optionee during any calendar year shall not exceed 750,000 Shares.

          (2) The Option price shall be at least fifty percent (50%) of the Value of the Share at the Date of Grant.

          (3) During the Optionee's lifetime, Non-qualified Stock Options granted under this Article VII may not be sold, pledged, assigned or transferred in any manner, and may be exercised during the Optionee's lifetime only by the Optionee. Any Option that is exercisable after the Optionee's death is exercisable by the person or persons to whom his rights under the Option shall have passed by will or the laws of descent and distribution.

          (4) Each Non-qualified Stock Option granted under this Article VII shall be exercised during the period beginning on the Date of Grant and ending on the ten (10) year anniversary of the Date of Grant.

          (5) A Non-qualified Stock Option shall be exercised when written notice of such exercise is given to the Corporation at its principal business office by the Optionee and full payment for the Shares with respect to which the option is exercised has been received by the Corporation. Until the issuance of the stock certificates, no right to vote or to receive dividends or any other rights as a stockholder shall exist with respect to the optioned Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date that the stock certificate is issued. Payment for the Shares shall be made with cash, previously acquired Shares having a Value equal to the Option price, or previously acquired Shares having a Value less than the Option price, plus cash. Upon exercise of Non-qualified Stock Option and payment of the purchase price, the Corporation shall promptly issue the Shares to the Optionee.

          (6) In the event an Optionee who is an Employee of the Corporation who during his lifetime ceases to be employed by the Corporation for any reason, any Non-qualified Stock Option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall expire unless exercised within a period of three (3) months from the date his employment terminates, but in no event later than ten (10) years from the Date of Grant. In the event of the death of an Optionee (who is an employee of the Corporation) during the three (3) month period, the Non-qualified Stock Option may be exercised by the person or persons to whom his rights under the Option passed by will or laws of descent and distribution to the same extent and during the same period that the Optionee could have exercised the Non-qualified Stock Option had the Optionee not died. If an Optionee dies while employed by the Corporation, any Non-qualified Stock Option or unexercised portion thereof which was otherwise exercisable at the time of the Optionee's death may be exercised within twelve (12) months of the Optionee's death, but in no event later than ten (10) years from the Date of Grant, by the person or persons to whom his rights under the Option passed by will or laws of descent or distribution. An Optionee's continuous employment shall not be deemed interrupted by a leave of absence approved by the Corporation.

     VIII. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     Whenever a stock split or stock dividend occurs, (1) the number of Shares that can thereafter be purchased, and the Option price per Share, under each Option that has been granted under this Plan and not exercised, and (2) every number of Shares used in determining whether a particular Option is grantable thereafter, shall be appropriately adjusted.

     IX. CORPORATE TRANSACTIONS

          (1) If the Corporation is dissolved or liquidated, or is merged or consolidated into or with another corporation, other than by a merger or consolidation in which the Company is the surviving corporation, the then exercisable and unexercised Options granted under the Plan may or may not be exercisable after the date of such dissolution, liquidation, merger or consolidation, as determined by the Board at the time of such event or at the Date of Grant of the Option.

          (2) Notwithstanding any provision of this Plan, the Board is authorized to take such action upon the Date of Grant of an Option or at any time thereafter as it determines to be necessary or advisable, and fair and equitable to Optionees, with respect to Options held by Optionees in the event of a sale or transfer of all or substantially all of the Company's assets, or merger or consolidation (other than a merger or consolidation in which the Company is the surviving corporation and no shares are converted into or exchanged for securities, cash or any other thing of value). Such action may include (but is not limited to) the following:

               (a) Accelerating the exercisability of any Option to permit its exercise in full during such period as the Committee in its sole discretion shall prescribe following the public announcement of a sale or transfer of assets or merger or consolidation.

               (b) Permitting an Optionee, at any time during such period as the Committee in its sole discretion shall prescribe following the consummation of such a merger, consolidation or sale or transfer of assets, to surrender any Option (or any portion thereof) to the Company for cancellation.

               (c) Requiring any Optionee, at any time following the consummation of such a merger, consolidation or sale or transfer of assets, if required by the terms of the agreements relating thereto, to surrender any Option (or any portion thereof) to the Company in return for a substitute Option which is issued by the corporation surviving such merger or consolidation or the corporation which acquired such assets (or by an affiliate of such corporation) and which the Committee, in its sole discretion, determines to have a value to the Optionee substantially equivalent to the value to the Optionee of the Option (or portion thereof) so surrendered.

          (4) Subject to any action which the Committee may take pursuant to the provisions of this Article IX, in the event of any merger, consolidation or sale or transfer of assets referred to in this Article IX, upon any exercise thereafter of an Option, and Optionee shall, at no additional cost other than payment of the Option price, be entitled to receive in lieu of Shares, (i) the number and class of Shares or other security, or (ii) the amount of cash, or
(iii) property, or (iv) a combination of the foregoing, to which the Optionee would have been entitled pursuant to the terms of such merger, consolidation or sale or transfer of assets, if immediately prior thereto the Optionee had been the holder of record of the number of Shares for which such Option shall be so exercised.

     X. ADDITIONAL PROVISIONS APPLICABLE TO OPTIONS AND CERTAIN POWERS OF THE BOARD

     The Board, in addition to any other powers granted it hereunder, shall have the power, subject to the express provisions of the Plan:

          (1) To determine the provisions of the respective Options other than those provisions expressly stated or limited herein, which terms and provisions may be set forth in Option agreements:

          (2) Without limiting the generality of the foregoing, to provide in Option agreements, in its discretion:

               (a) For an agreement by the Optionee to render services to the Corporation upon such terms and conditions as shall be specified in the agreement.

               (b) For restrictions on the transfer, sale, or disposition of the stock to be issued to the Optionee upon the exercise of his Option.

          (3) To require, whether or not provided for in the pertinent Option or Option agreement of any person exercising an Option granted under the Plan, at the time of such exercise, the execution of any paper or the making of any representation or the giving of any commitment when the Board shall, in its discretion, deem necessary or advisable by reason of the securities laws of the United States or of any State.

          (4) To amend Options previously granted and outstanding under this Plan, but no amendment to any Option agreement shall be made without the consent of the Optionee if such amendment would adversely affect the Optionee; and no amendment shall be made to any Option agreement which would cause the inclusion therein of any term or provisions inconsistent with the Plan or Section 422A of the Internal Revenue Code, as amended (if applicable).

          (5) To grant Options after the date the Plan is adopted provided the Options granted are specifically contingent upon approval of this Plan by holders of a majority of the Corporation's outstanding common stock.

     XI. POWER TO AMEND OR TERMINATE THE PLAN

          (1) The Board may terminate this Plan at any time, or amend or modify the Plan without shareholder approval in such respects as it shall deem advisable in order that Options granted to Key Employees shall be "Incentive Stock Options" as defined in Section 422A of the Internal Revenue Code of 1954, as amended, or to conform to any change in the law, or in order to comply with the provisions of any rule or regulations of the Securities and Exchange Commission or other applicable governmental agency required to exempt the Plan or any transactions under this Plan from the operation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or in any other respect which shall not be inconsistent with the provisions of Section 422A of the Internal Revenue Code of 1954, as amended, or Section 16(b) of the Securities Exchange Act of 1934, as amended.

          (2) The Board may terminate this Plan. Any termination shall not affect stock options already granted as those Options shall remain in force and effect as if this Plan had not been terminated. The termination or any modification or amendment of this Plan shall not, without the consent of the Optionee, affect his rights under an Option previously granted to him.

          (3) Only with shareholder approval can the Board amend the Plan in the following areas:

               (a)   Increasing  the  maximum  number  of  Shares  that  may  be
          effectively  optioned,   otherwise  than  through  the  making  of  an
          adjustment pursuant to Article VIII.

               (b) Changing the class of employees eligible for Options.

               (c) Decreasing the prices at which previously granted Options may be exercised.

     XII. STOCKHOLDER APPROVAL

     This Plan shall become effective upon receipt by the Corporation of approval from the holders of a majority of the shares of common stock of the Corporation entitled to vote thereon. This Plan shall not be effective unless such consents are obtained within twelve (12) months before or after the Plan is adopted.

                                       CORONADO INDUSTRIES, INC.


                                       By:
                                           -------------------------------------
                                           Gary R. Smith, President

ATTEST:


---------------------------
G. Richard Smith, Secretary